EXHIBIT 99.1

UNAUDITED RECONCILIATION OF FINANCIAL DATA

The following tables present the historical unaudited financial information for the Apollo Operating Group as of and for the fiscal year ended December 31, 2019. The Apollo Operating Group does not report audited or unaudited financial information on a stand-alone basis. Accordingly, the financial data presented herein for the Apollo Operating Group has been reconciled to Apollo Global Management, Inc.’s financial statements for the relevant periods.

	As of December 31, 2019
	Total Apollo Operating Group Consolidated	Consolidated Funds & VIEs	Other (1)	Total Apollo Global Management, Inc. Consolidated
Statement of Financial Data	(dollars in thousands)
Assets:
Cash and cash equivalents	$1,556,124	$—	$78	$1,556,202
Restricted cash	19,779	—	—	19,779
U.S. Treasury securities, at fair value	554,387	—	—	554,387
Investments (includes performance allocations of $1,507,571 as of December 31, 2019)	3,704,333	595	(95,069)	3,609,859
Assets of consolidated variable interest entities:
Cash and cash equivalents	—	45,329	—	45,329
Investments, at fair value	—	1,213,169	—	1,213,169
Other assets	—	41,688	—	41,688
Incentive fees receivable	2,414	—	—	2,414
Due from related parties	552,061	—	(136,992)	415,069
Deferred tax assets, net	2,612	—	470,553	473,165
Other assets	289,989	—	36,460	326,449
Lease assets	190,696	—	—	190,696
Goodwill	93,911	—	—	93,911
Total Assets	$6,966,306	$1,300,781	$275,030	$8,542,117

Liabilities and Stockholders’ Equity
Liabilities:
Accounts payable and accrued expenses	$89,663	$—	$4,701	$94,364
Accrued compensation and benefits	64,393	—	—	64,393
Deferred revenue	84,639	—	—	84,639
Due to related parties	199,560	—	301,827	501,387
Profit sharing payable	758,669	—	—	758,669
Debt	2,650,600	—	—	2,650,600
Liabilities of consolidated variable interest entities:
Debt, at fair value	—	893,711	(43,564)	850,147
Other liabilities	—	79,762	(190)	79,572
Due to related parties	—	923	(923)	—
Other liabilities	210,740	—	—	210,740
Lease liabilities	209,479	—	—	209,479
Total Liabilities	4,267,743	974,396	261,851	5,503,990

Stockholders’ Equity:
Apollo Global Management, Inc. stockholders' equity:
Series A Preferred Stock, 11,000,000 shares issued and outstanding as of December 31, 2019	264,398	—	—	264,398
Series B Preferred Stock, 12,000,000 shares issued and outstanding as of December 31, 2019	289,815	—	—	289,815
Additional paid in capital	—	—	1,302,587	1,302,587
Retained earnings (accumulated deficit)	1,238,983	26,744	(1,265,727)	—
Accumulated other comprehensive loss	(5,410)	(3,379)	4,211	(4,578)
Total Apollo Global Management, Inc. stockholders’ equity	1,787,786	23,365	41,071	1,852,222
Non-Controlling Interests in consolidated entities	6,776	303,020	(27,892)	281,904
Non-Controlling Interests in Apollo Operating Group	904,001	—	—	904,001
Total Stockholders’ Equity	2,698,563	326,385	13,179	3,038,127
Total Liabilities and Stockholders’ Equity	$6,966,306	$1,300,781	$275,030	$8,542,117

(1)	Includes eliminations for VIE and fund consolidation and entities not included in the Apollo Operating Group.

	For the Year Ended December 31, 2019
	Total Apollo Operating Group Consolidated	Consolidated Funds & VIEs	Other(1)	Total Apollo Global Management, Inc. Consolidated
Statement of Operating Data	(dollars in thousands)
Revenues:
Management fees	$1,579,598	$—	$(3,784)	$1,575,814
Advisory and transaction fees, net	123,644	—	—	123,644
Investment income:
Performance allocations	1,062,684	—	(5,545)	1,057,139
Principal investment income	170,055	—	(3,528)	166,527
Total investment income	1,232,739	—	(9,073)	1,223,666
Incentive fees	8,725	—	—	8,725
Total Revenues	2,944,706	—	(12,857)	2,931,849

Expenses:
Compensation and benefits:
Salary, bonus and benefits	514,513	—	—	514,513
Equity-based compensation	189,648	—	—	189,648
Profit sharing expense	556,926	—	—	556,926
Total compensation and benefits	1,261,087	—	—	1,261,087
Interest expense	98,366	—	3	98,369
General, administrative and other	329,623	—	719	330,342
Placement fees	1,482	—	—	1,482
Total Expenses	1,690,558	—	722	1,691,280

Other Income:
Net gains from investment activities	138,117	37	—	138,154
Net gains from investment activities of consolidated variable interest entities	—	34,791	5,120	39,911
Interest income	36,858	—	(1,336)	35,522
Other income (loss), net	4,006	—	(50,313)	(46,307)
Total Other Income	178,981	34,828	(46,529)	167,280
Income before income tax (provision) benefit	1,433,129	34,828	(60,108)	1,407,849
Income tax (provision) benefit	(15,890)	—	144,884	128,994
Net Income	1,417,239	34,828	84,776	1,536,843
Net income attributable to Non-controlling Interests	(667,898)	(25,752)	—	(693,650)
Net Income Attributable to Apollo Global Management, Inc.	749,341	9,076	84,776	843,193
Series A Preferred Stock Dividends	(17,531)	—	—	(17,531)
Series B Preferred Stock Dividends	(19,125)	—	—	(19,125)
Net Income Attributable to Apollo Global Management, Inc. Class A Common Stockholders	$712,685	$9,076	$84,776	$806,537

(1)	Includes eliminations for VIE and fund consolidation and entities not included in the Apollo Operating Group.